                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 25, 2003

                                 Citigroup Inc.

             (Exact name of registrant as specified in its charter)

      DELAWARE                       1-9924                     52-1568099
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)                Identification
   incorporation)                                                 Number)

                    399 PARK AVENUE, NEW YORK, NEW YORK      10043
                 (Address of principal executive offices)  (Zip Code)

                                 (212) 559-1000
                         (Registrant's telephone number,
                              including area code)

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 5.   OTHER EVENTS.

Attached hereto as Exhibit 99.01 and incorporated by reference herein is the Historical Annual Supplement of Citigroup Inc. and subsidiaries.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       Not applicable.
(b)       Not applicable.
(c)       Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------
99.01             Historical Annual Supplement

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CITIGROUP INC.

Dated: March 25, 2003


                                            By:   /s/ William P. Hannon
                                                  ---------------------
                                                  William P. Hannon
                                                  Controller and
                                                  Chief Accounting Officer